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                                                                [Conformed copy]


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     September 24, 2002 (September 24, 2002)

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                     1-9076                13-3295276
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  (State or other jurisdiction         (Commission            (IRS Employer
         of incorporation)             File Number)         Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (847) 484-4400
                             ----------------------

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

     Registrant's press release dated September 24, 2002, reporting an increase in the dividend on Registrant's common stock, is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.


     (c)  Exhibits.

          99.   Press release of Registrant dated September 24, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FORTUNE BRANDS, INC.
                                        ---------------------
                                                 (Registrant)



                                        By  /s/ Mark Hausberg
                                            --------------------------------
                                            Mark Hausberg
                                            Senior Vice President - Finance
                                              and Treasurer




Date:  September 24, 2002


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                                  EXHIBIT INDEX


                                                                   Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------

99.      Press release of Registrant dated
         September 24, 2002.